Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE

Broadway Financial Corporation Files Restated Results for 2011

LOS ANGELES, CA – (BUSINESS WIRE) – September 14, 2012 – Broadway Financial Corporation (the “Company”) (NASDAQ Capital Market: BYFC), parent company of Broadway Federal Bank, f.s.b. (the “Bank”), reported that it has filed today an amended Form 10-K for 2011 to restate the consolidated financial statements that the Company had previously issued in its Annual Report on Form 10-K for the year ended December 31, 2011 that was filed with the SEC on March 30, 2012.

The restatement relates to corrections of errors made in determining the appropriate provisions for losses and charge-offs for 2011. As previously announced, the errors resulted from failure to obtain and take into account certain appraisals of the values of properties securing impaired loans that had been ordered and received by the Bank prior to the issuance date of our financial statements and failure to follow the appropriate method for calculating expected future payments on loans in connection with our discounted cash flow analysis for measuring impairment of loans deemed to be troubled debt restructurings. In addition, certain appraisals received after year-end 2011 indicated that impairment losses that had been determined using values based on broker provided opinions of value (BPOs) understated the losses inherent in those loans. We have discontinued our former practice of obtaining and relying upon BPOs in connection with valuing properties securing our loans.

The amended Form 10-K will include a revised discussion of results of operations and financial condition for the year ended December 31, 2011, and revised discussion of and management’s report on the Company’s internal control over financial reporting.

In connection with the restatement of results for 2011, the results of the first quarter ended March 31, 2012, which we previously announced, will also be revised. Some of the provisions that we had included in our previously announced results for the first quarter of 2012 are now reflected in the results for 2011. In addition, the revision to the results for the first quarter of 2012 reflect conclusions regarding our valuation allowances reached by the Office of the Controller of Currency during its recently completed supervisory examination of the Bank. We expect to file a Form 10-Q containing the revised financial statements for the first quarter 2012 shortly.

Included in this release is a summary of the effects of these corrections on the Company’s consolidated balance sheet as of December 31, 2011 and consolidated statement of operations for the fiscal year then ended.

About Broadway Financial Corporation

Broadway Financial Corporation conducts its operations through its wholly-owned subsidiary, Broadway Federal Bank, f.s.b., which is the leading community-oriented savings bank in Southern California serving low to moderate income communities. We offer a variety of residential and commercial real estate loan products for consumers, businesses, and non-profit organizations, other loan products, and a variety of deposit products, including checking, savings and money market accounts, certificates of deposits and retirement accounts. The Bank operates three full service branches, two in the city of Los Angeles, and one located in the nearby city of Inglewood, California.

Shareholders, analysts and others seeking information about the Company are invited to write to: Broadway Financial Corporation, Investor Relations, 4800 Wilshire Blvd., Los Angeles, CA 90010, or visit our website at www.broadwayfederalbank.com.

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon our management’s current expectations, and involve risks and uncertainties. Actual results or performance may differ materially from those suggested, expressed, or implied by the forward-looking statements due to a wide range of factors including, but not limited to, the general business environment, the real estate market, competitive conditions in the business and geographic areas in which the Company conducts its business, regulatory actions or changes and other risks detailed in the Company’s reports filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly revise any forward-looking statement to reflect any future events or circumstances, except to the extent required by law.

SOURCE: Broadway Financial Corporation

Contact:	Wayne-Kent A. Bradshaw, Chief Executive Officer, (323) 556-3248: or

Sam Sarpong, Chief Financial Officer, (323) 556-3224; or

investor.relations@broadwayfederalbank.com

BROADWAY FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Balance Sheets

(Dollars in thousands)

	December 31, 2010	As Originally Filed December 31, 2011	Adjustments	As Restated December 31, 2011
ASSETS
Cash	$8,203	$12,127	$—	$12,127
Federal funds sold	13,775	19,470	—	19,470

Cash and cash equivalents	21,978	31,597	—	31,597
Securities available for sale, at fair value	10,524	18,979	—	18,979
Securities held to maturity	12,737	—	—	—
Loans receivable held for sale, net	29,411	13,857	(874)	12,983
Loans receivable, net of allowance of $17,299 (as restated), $16,194 (originally filed) and $20,458	382,616	326,323	(3,553)	322,770
Accrued interest receivable	2,216	1,698	—	1,698
Federal Home Loan Bank (FHLB) stock, at cost	4,089	4,089	—	4,089
Office properties and equipment, net	5,094	4,626	—	4,626
Real estate owned (REO)	3,036	7,010	(311)	6,699
Bank owned life insurance	2,522	2,609	—	2,609
Investment in affordable housing partnership	2,000	1,675	—	1,675
Deferred tax assets	5,369	850	—	850
Other assets	2,338	5,161	1	5,162

Total assets	$483,930	$418,474	$(4,737)	$413,737

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits	$348,445	$294,686	$—	$294,686
Federal Home Loan Bank advances	87,000	83,000	—	83,000
Junior subordinated debentures	6,000	6,000	—	6,000
Other borrowings	5,000	5,000	—	5,000
Advance payments by borrowers for taxes and insurance	272	813	—	813
Other liabilities	4,353	5,962	—	5,962

Total liabilities	451,070	395,461	—	395,461

Stockholders’ Equity:
Senior preferred, cumulative and non-voting stock, $0.01 par value, authorized, issued and outstanding 9,000 shares of Series D at December 31, 2011 and 2010; liquidation preference of $9,731 at December 31, 2011 and $9,281 at December 31, 2010	8,963	8,963	—	8,963
Senior preferred, cumulative and non-voting stock, $0.01 par value, authorized, issued and outstanding 6,000 shares of Series E at December 31, 2011 and 2010; liquidation preference of $6,488 at December 31, 2011 and $6,188 at December 31, 2010	5,974	5,974	—	5,974
Preferred, non-cumulative and non-voting stock, $.01 par value, authorized 985,000 shares; issued and outstanding 55,199 shares of Series A, 100,000 shares of Series B and 76,950 shares of Series C at December 31, 2011 and 2010; liquidation preference of $552 for Series A, $1,000 for Series B and $1,000 for Series C at December 31, 2011 and 2010	3,657	3,657	—	3,657
Preferred stock discount	(1,380)	(994)	—	(994)
Common stock, $.01 par value, authorized 8,000,000 shares at December 31, 2011 and 3,000,000 at December 31, 2010; issued 2,013,942 shares at December 31, 2011 and 2010; outstanding 1,744,565 shares at December 31, 2011 and 1,743,965 shares at December 31, 2010	20	20	—	20
Additional paid-in capital	10,740	10,824	—	10,824
(Accumulated deficit) / retained earnings	8,074	(2,558)	(4,737)	(7,295)
Accumulated other comprehensive income, net of taxes of $400 at December 31, 2011 and $176 at December 31, 2010	263	571	—	571
Treasury stock-at cost, 269,377 shares at December 31, 2011 and 269,977 shares at December 31, 2010	(3,451)	(3,444)	—	(3,444)

Total stockholders’ equity	32,860	23,013	(4,737)	18,276

Total liabilities and stockholders’ equity	$483,930	$418,474	$(4,737)	$413,737

BROADWAY FINANCIAL CORPORATION AND SUBSIDIARIES

Consolidated Statements of Operations and Comprehensive Earnings (Loss)

(Dollars in thousands, except per share amounts)

	Twelve Months Ended December 31, 2011
	As Originally Filed	Adjustments	As Restated
Interest and fees on loans receivable	$24,376	$—	$24,376
Interest on securities	700	—	700
Other interest income	39	—	39

Total interest income	25,115	—	25,115

Interest on deposits	4,493	—	4,493
Interest on borrowings	3,558	—	3,558

Total interest expense	8,051	—	8,051

Net interest income before provision for loan losses	17,064	—	17,064
Provision for loan losses	8,600	3,553	12,153

Net interest income after provision for loan losses	8,464	(3,553)	4,911

Non-interest income:
Service charges	709	—	709
Net losses on mortgage banking activities	(75)	—	(75)
Net losses on sales of REO	(35)	—	(35)
Other	114	—	114

Total non-interest income	713	—	713

Non-interest expense:
Compensation and benefits	6,541	—	6,541
Occupancy expense, net	1,436	—	1,436
Information services	868	—	868
Professional services	962	—	962
Provision for losses on loans held for sale	738	874	1,612
Provision for losses on REO	2,343	311	2,654
FDIC insurance	1,017	—	1,017
Office services and supplies	539	—	539
Other	2,408	—	2,408

Total non-interest expense	16,852	1,185	18,037

Loss before income taxes	(7,675)	(4,738)	(12,413)
Income tax expense	1,842	—	1,842

Net loss	$(9,517)	$(4,738)	$(14,255)

Other comprehensive income, net of tax:
Unrealized gain on securities available for sale	$532	$—	$532
Income tax effect	(224)	—	(224)

Other comprehensive income, net of tax	308	—	308

Comprehensive loss	$(9,209)	$(4,738)	$(13,947)

Net loss	$(9,517)	$(4,738)	$(14,255)
Dividends and discount accretion on preferred stock	(1,115)	1	(1,114)

Loss available to common shareholders	$(10,632)	$(4,737)	$(15,369)

Loss per common share-basic	$(6.10)	$(2.71)	$(8.81)
Loss per common share-diluted	$(6.10)	$(2.71)	$(8.81)
Dividends declared per share-common stock	$—	$—	$—
Basic weighted average shares outstanding	1,744,330	—	1,744,330
Diluted weighted average shares outstanding	1,744,330	—	1,744,330

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